SCM Trust

Shelton Tactical Credit Fund

Supplement dated October 4, 2022 to the

Prospectus dated May 1, 2022

Effective October 4, 2022:

The following paragraph under “Fund Management” on page 6 of the prospectus is replaced with the following:

Shelton Capital Management serves as the investment advisor to the Fund. The portfolio management team is comprised of Peter Higgins, Head of Fixed Income and Senior Fixed Income Portfolio Manager, and by Portfolio Managers Jeffrey A. Rosenkranz, David S. Falk and William Mock. Mr. Higgins joined Shelton Capital Management in October of 2022. Messrs. Rosenkranz and Falk have each been a portfolio manager of the Fund since inception, and Mr. Mock has been a portfolio manager of the Fund since March 2017.

The following paragraph is added as the second paragraph under “Portfolio Managers” on page 22 of the prospectus:

Mr. Peter Higgins has served as a portfolio manager of the Shelton Tactical Credit Fund since October 2022. Mr. Higgins also has served as the Head of Fixed Income and Senior Fixed Income Portfolio Manager of Shelton Capital Management since October 2022. Prior to that date, Mr. Higgins was most notably a Partner and Lead Portfolio Manager at both Ares Management and BlueBay Asset Management. Previously, Mr. Higgins specialized in global leveraged finance at investment banks such as Deutsche Bank AG, Goldman Sachs & Co. and Credit Suisse in both London and New York. Mr. Higgins earned a bachelor’s degree in Economics-Political Science from Columbia University.

Please retain this supplement with your Prospectus